SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 FILED BY THE REGISTRANT                     [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT  [  ]

Check the appropriate box:

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
[  ]  PRELIMINARY PROXY STATEMENT



[  ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))



[X]   DEFINITIVE PROXY STATEMENT



[  ]  DEFINITIVE ADDITIONAL MATERIALS



[  ]  SOLICITING MATERIAL PURSUANT TO SEC. 240.14A-11(C) OR SEC. 240.14A-12

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     (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          (IF YOU CHECKED "FILED BY REGISTRANT ABOVE" DO NOT FILL THIS IN:
          NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE
          REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]   NO FEE REQUIRED.



[  ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

          (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH

               TRANSACTION APPLIES:



          (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH

               TRANSACTION APPLIES:



          (3)  PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION

               COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:



          (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:



          (5)  TOTAL FEE PAID:


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
[  ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.



[  ]  CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A) (2)

      AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY.  IDENTIFY THE

      PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF

      ITS FILING.

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     (1)  AMOUNT PREVIOUSLY PAID:



     (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:



     (3)  FILING PARTY:



     (4)  DATE FILED:


FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND
CLASS A
CLASS T
CLASS B
CLASS C
INSTITUTIONAL CLASS
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-522-7297
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Fidelity Advisor Intermediate Municipal Income
Fund:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of Fidelity Advisor Intermediate Municipal Income Fund (the
fund), a series of Fidelity Advisor Series VI, a single series trust
(the trust), will be held at the office of the trust, 82 Devonshire
Street, Boston, Massachusetts 02109 on October 7, 1998, at 10:00 a.m.
The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1.  To approve an amended management contract for the fund.
2. To amend the fund's fundamental investment limitation concerning diversification.
3. To approve an agreement and plan providing for the reorganization of the fund from a separate series of one Massachusetts business trust to another.
 The Board of Trustees has fixed the close of business on August 10, 1998 as the record date for the determination of the shareholders of the fund and each class entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ERIC D. ROITER, Secretary
August 10, 1998
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY
SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO
INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN
IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF
MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE
ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER
HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 ((REGISTRATION))  ((VALID SIGNATURE))

A. 1)  ABC CORP.                      JOHN SMITH, TREASURER

 2)    ABC CORP.                      JOHN SMITH, TREASURER

       C/O JOHN SMITH, TREASURER

B. 1)  ABC CORP. PROFIT SHARING PLAN  ANN B. COLLINS,
                                      TRUSTEE

 2)    ABC TRUST                      ANN B. COLLINS,
                                      TRUSTEE

 3)    ANN B. COLLINS, TRUSTEE        ANN B. COLLINS,
                                      TRUSTEE

       U/T/D 12/28/78

C. 1)  ANTHONY B. CRAFT, CUST.        ANTHONY B. CRAFT

       F/B/O ANTHONY B. CRAFT, JR.

       UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES VI:
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND
CLASS A
CLASS T
CLASS B
CLASS C
INSTITUTIONAL CLASS
TO BE HELD ON OCTOBER 7, 1998
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of
Fidelity Advisor Series VI (the trust) to be used at the Special
Meeting of Shareholders of Fidelity Advisor Intermediate Municipal
Income Fund (the fund) and at any adjournments thereof (the Meeting), to be held on October 7, 1998 at 10:00 a.m. at 82 Devonshire Street,
Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice.
The solicitation is being made primarily by the mailing of this Proxy
Statement and the accompanying proxy card on or about August 10, 1998.
Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by
representatives of the trust. In addition, Management Information
Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $2,160. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided the expenses do not exceed Class A's existing expense cap of 0.90%, Class T's existing expense cap of 0.90%, Class B's existing expense cap of 1.65%, Class
C's existing expense cap of 1.75%, and Institutional Class's existing expense cap of 0.75%. Expenses exceeding each class's expense cap will be paid by FMR. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of
Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston,
Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated
proxy card,    by the trust's receipt of a subsequent valid telephone
vote,     or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting and are not revoked will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The fund may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be paid by the fund, provided the expenses do not exceed the fund's existing class expense caps, as described above. Expenses exceeding each class's expense cap will be paid by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $702.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted
AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this
Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each class issued and outstanding as of June 30, 1998 are indicated in the following table:
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND:

 CLASS A                                                  124,074

    CLASS T                                               5,623,777

 CLASS B                                                  788,826

 CLASS C                                                  60,680

 INSTITUTIONAL CLASS                                      623,464

AS OF JUNE 30, 1998        THE NOMINEES AND OFFICERS OF THE TRUST
OWNED, IN THE AGGREGATE, LESS THAN 1% OF EACH CLASS OF THE FUND'S
OUTSTANDING SHARES.
TO THE KNOWLEDGE OF THE TRUST, SUBSTANTIAL (5% OR MORE) RECORD OR
BENEFICIAL OWNERSHIP OF EACH CLASS ON JUNE 30, 1998 WAS AS FOLLOWS:
   ADVISOR INTERMEDIATE MUNICIPAL INCOME CLASS A:  FIS SECURITIES,
INC., PROVIDENCE, RI (18.99%); FMR CORP., BOSTON, MA (17.11%); FSC
SECURITIES CORP., ATLANTA, GA (11.11%); CIGNA, HARTFORD, CT (9.54%);
SUMMIT BANK, SUMMIT, NJ (8.38%); GUARDIAN INVESTOR SERVICES,
BETHLEHEM, PA (7.70%).
   ADVISOR INTERMEDIATE MUNICIPAL INCOME CLASS T:  ROYAL ALLIANCE
ASSOC. INC., BIRMINGHAM, AL (7.51%); KEY INVESTMENTS, CLEVELAND, OH
(6.09%).
   ADVISOR INTERMEDIATE MUNICIPAL INCOME CLASS B:  MERRILL LYNCH
PIERCE FENNER & SMITH, JACKSONVILLE, FL (12.91%); DONALDSON, LUFKIN &
JENRETTE, NEW YORK, NY (6.55%); ROYAL ALLIANCE ASSOC. INC.,
BIRMINGHAM, AL (6.43%); PRUDENTIAL SECURITIES, NEW YORK, NY (5.98%);
A.G. EDWARDS & SONS  INC., ST. LOUIS, MO (5.71%).
   ADVISOR INTERMEDIATE MUNICIPAL INCOME CLASS C:  BRADFORD TRUST
COMPANY, NASHVILLE, TN (34.68%); SUNPOINT SECURITIES, INC., LONGVIEW,
TX (17.70%); PRUDENTIAL SECURITIES, NEW YORK, NY (11.60%);
PAINE-WEBBER  INC., WEEHAWKEN, NJ (7.72%); BEAR, STEARNS, SECURITIES
CORP., NEW YORK, NY (6.17%).
   ADVISOR INTERMEDIATE MUNICIPAL INCOME INSTITUTIONAL CLASS:  DROVERS
BANK, YORK, PA (14.86%); SOUTH HOLLAND BANCORP, SOUTH HOLLAND, IL
(9.47%); WELLS FARGO BANK, SAN FRANCISCO, CA (8.78%); CITIZENS
NATIONAL BANK OF EVANSVILLE, EVANSVILLE, IN (8.10%); LAIRD NORTON CO.,
SEATTLE, WA (8.05%); PEOPLES BANK AND TRUST CO., INDIANAPOLIS, IN
(6.57%).
   FMR CORP. HAS ADVISED THE TRUST THAT FOR PROPOSALS 1, 2 AND 3
CONTAINED IN THIS PROXY STATEMENT, THEY WILL VOTE THEIR SHARES AT THE
MEETING FOR EACH PROPOSAL.  TO THE KNOWLEDGE OF THE TRUST, NO OTHER
SHAREHOLDER OWNED OF RECORD OR BENEFICIALLY MORE THAN 5% OF EACH CLASS
ON THAT DATE.
 Shareholders of record at the close of business on August 10, 1998 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED
NOVEMBER 30, 1997 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD
ENDED MAY 31, 1998 CALL 1-800-522-7297 OR WRITE TO FIDELITY
DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON,
MASSACHUSETTS 02109.
VOTE REQUIRED: APPROVAL OF PROPOSALS 1 THROUGH 3 REQUIRES THE
AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES"
OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT),
THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS
THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING
SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE
HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE
PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE
OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED
"PRESENT" FOR THIS PURPOSE.
1. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR    THE FUND    .
 The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended
Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended
Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act.
The existing Management Contract (the Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of
Management Contract Amendment Provisions" on page         for more
details. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS
THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT
CONTRACT. (For information on FMR, see the section entitled
"Activities and Management of FMR" on page        .)
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the
Amended Contract, marked to indicate the proposed amendments, is
supplied as Exhibit 1 on page        . Except for the modifications
discussed above, it is substantially identical to the Present
Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning
on page        .) If approved by shareholders, the Amended Contract
will take effect on November 1, 1998 (or, if later, the first day of the first month following approval) and will remain in effect through
June 30, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent
Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the
Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1999, and thereafter only as long as its continuance is approved at least annually as above.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed
Individual Fund Fee Rate. The Amended Contract modifies the Group Fee
Rate by providing for lower fee rates if FMR's assets under management remain above $408 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by
FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by
FMR of $408 billion or less. Above $408 billion in assets under FMR's management, the Group Fee Rate declines under both the Present
Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract were voluntarily implemented by FMR on
January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds new fee breakpoints for assets under FMR's management above $408 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present
Management Contract" beginning on page        .)
GROUP FEE RATE BREAKPOINTS

((PRESENT CONTRACT))        ((AMENDED CONTRACT))


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
AVERAGE GROUP               PRESENT        AVERAGE GROUP               AMENDED
ASSETS                      ((CONTRACT))*  ASSETS                      ((CONTRACT))
((($ BILLIONS)))                           ((($ BILLIONS)))

OVER                   372  .1200%         372               -    408  .1200%

                                           408               -    444  .1175%

                                           444               -    480  .1150%

                                           480               -    516  .1125%

                                           OVER                   516  .1100%


 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
GROUP NET         PRESENT        AMENDED
ASSETS            ((CONTRACT))*  ((CONTRACT))
((($ BILLIONS)))

150               .1736%         .1736%

200               .1652%         .1652%

250               .1587%         .1587%

300               .1536%         .1536%

350               .1494%         .1494%

400               .1459%         .1459%

450               .1430%         .1427%

500               .1407%         .1399%

550               .1   3    88%  .1372%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.
 Average assets under FMR's management for the month ended    June
3   0    , 1998 were approximately $62   4     billion.
 COMPARISON OF MANAGEMENT FEES. For the month ended    June
3   0    , 1998, average assets under management by FMR were
$62   4     billion. The fund's management fee rate under the Amended
Contract, for the month ended    June     3   0    , 1998, would have
been 0.3840%, compared to 0.3866% under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $408 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.
 The following chart compares the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended November 30, 1997 to the management fee the fund would have incurred if the Amended Contract had been in effect.
PRESENT CONTRACT     AMENDED CONTRACT    PERCENTAGE
((MANAGEMENT FEE))*  ((MANAGEMENT FEE))  ((DIFFERENCE))

$ 255,695            $ 255,140            (0.22%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.
 The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended June 30, 1998 to the management fee the fund would have incurred if the Amended Contract had been in effect.
PRESENT CONTRACT         AMENDED CONTRACT         PERCENTAGE
((MANAGEMENT FEE))*      ((MANAGEMENT FEE))       ((DIFFERENCE))

$ 24   8    ,   402      $ 24   7    ,   203       (0.48%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.
 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the
Management Contract to    immediately     reflect a management fee
decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on October 16, 1997. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from November to December 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with
their meetings   ,     Trustees receive materials    specifically
relating     to the Amended Contract. These materials include (i)
information on the investment performance of the fund, a peer group of
funds   ,     and an appropriate index or combination of indices, (ii)
sales and redemption data with respect to the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and
(7) the nature, cost and audit of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the classes' expense ratios and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.
2. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 The fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities,(( or securities of other investment companies))) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one change from the current limitation: subject to applicable 1940 Act requirements, it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds managed by
FMR or an affiliate of FMR    (the Central Funds)    . The Central
Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that making use of the Central Funds will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for the fund.
 If this proposal is approved, the amended fundamental diversification limitation (like the current limitation) cannot be changed without the approval of the shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.
3. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION
OF    THE     FUND FROM A SEPARATE SERIES OF ONE MASSACHUSETTS
BUSINESS TRUST TO ANOTHER.
 The Board of Trustees has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 2. The Plan of Reorganization provides for a reorganization of Fidelity Advisor Intermediate Municipal Income Fund (the Fund) from a separate series of the trust, a Massachusetts business trust, to a newly-established, separate series of Fidelity Advisor Series II (Advisor II), also a Massachusetts business trust (the Reorganization).
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of Advisor II will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement).
 Both the trust and Advisor II are Massachusetts business trusts. Advisor II has recently amended and restated its Declaration of Trust (New Declaration of Trust). Advisor II's New Declaration of Trust differs in a number of significant ways from the trust's existing Declaration of Trust (Current Declaration of Trust). Accordingly, following the Reorganization, the rights of the Fund's shareholders under Advisor II's New Declaration of Trust will differ from the rights that the shareholders currently enjoy under the trust's Current Declaration of Trust. Generally, Advisor II's New Declaration of Trust gives the Trustees more flexibility and broader authority to act. For example, under Advisor II's New Declaration of Trust, the Trustees may reorganize or terminate Advisor II or any fund of Advisor II without shareholder approval. In addition, subject to certain exceptions, Advisor II's Trustees may amend the New Declaration of Trust without shareholder approval. Advisor II's Trustees' increased flexibility under the New Declaration of Trust may allow the Trustees to react more quickly to changes in competitive and regulatory conditions. Advisor II's New Declaration of Trust does not alter in any way the Trustees' fiduciary obligations to act with due care and in the shareholders' interests. For a more complete description of the differences between the trust's Current Declaration of Trust and Advisor II's New Declaration of Trust, see "Comparison of Declarations
of Trust" on page        . A copy of Advisor II's New Declaration of
Trust marked to show differences from the trust's Current Declaration of Trust is attached as Exhibit 3 to this Proxy Statement.
 The Reorganization will not affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds.
 In connection with the Reorganization, the    F    und's fiscal year
end will change from November 30 to October 31. The Trustees may
change the fiscal year end of the    F    und at their discretion in
the future.
 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract substantively identical to the contract in effect between FMR and the Fund immediately prior
to the Closing Date    (as defined below)     (including as it may be
modified pursuant to a vote of shareholders of the Fund as proposed in the Proxy Statement) (the New Management Contract).
 The Fund's distribution agent, FDC, will distribute shares of the Series under a General Distribution Agreement substantively identical to the contract in effect between FDC and the Fund immediately prior to the Closing Date.
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of the trust, which has one series of shares or funds. The Board of Trustees unanimously recommends reorganization of the Fund to a separate series of Advisor II (i.e., into the
Series)   ,     which will succeed to the business of the Fund. Moving
the Fund from the trust to Advisor II will consolidate and streamline the production and mailing of certain legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of the trust, including all of the Trustees who are not interested persons of FMR, on October 16,
1997. The Board of Trustees recommend   s     that Fund shareholders
vote FOR the approval of the Plan of Reorganization described below.
Such a vote encompasses approval of the    R    eorganization of the
Fund to a separate series of Advisor II; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see
"Temporary Waiver of Investment Restrictions" on page        ); and
authorization of the trust, as sole shareholder of the Series, to
approve (i) the New    M    anagement Contract for the Series and (ii)
the Distribution and Service Plans for each clas   s     of the Series
under Rule 12b-1, substantively identical to the Plans in effect with respect to each class of the Fund immediately prior to the Closing Date (the New Plans). If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of the trust.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit 2 to this Proxy Statement.
 On the Closing Date (defined below) of the Reorganization, the Fund will transfer all of its assets to the Series, a series of shares of Advisor II established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of Class A, T, B, and C and Institutional Class shares of the Series (Series Shares) equal to the number of Fund shares of the corresponding class outstanding on the Closing Date. Immediately thereafter, the Fund will distribute
   to each Fund shareholder     one Series Share of the applicable
class for each Fund share (the Fund Shares) held by the shareholder of such class on the Closing Date, in exchange for such Fund Shares. Immediately after this distribution of the Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER OF EACH CLASS WILL BE THE OWNER OF FULL AND FRACTIONAL SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES OF THE CORRESPONDING CLASS.
 The Plan of Reorganization authorizes the trust as the then sole initial shareholder of the Series or its classes, as appropriate, to approve (i) the New Management Contract and (ii) the New Plans.
 Advisor II's Board of Trustees will hold office without time
limits     except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of Advisor II. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract and the New Plans will take effect on the Closing Date. The New Management Contract will continue in force until June 30,1999. The New Plans will continue in force until April 30,
1999.    The     contract will continue in force thereafter from year
to year so long as its continuance is approved at least annually by
(i) the vote of a majority of the Trustees who are not "interested persons" of Advisor II or FMR, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plans will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract will be terminable without penalty on sixty days' written notice either by Advisor II, or FMR, as the case may be, and will terminate automatically in the event of its assignment. The New Plans may be terminable at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the applicable class.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on February 26, 1999 (the Closing Date). However, the Reorganization may become effective at such other date as the parties may agree in writing.
 The obligations of the trust and Advisor II under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Generally,
either party may at any time waive    the other party's     compliance
with any of the covenants and conditions contained in, or    both
parties     may amend, the Plan of Reorganization, provided that such
waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. Advisor II's
transfer agent will establish account   s     for the Series'
shareholders containing the appropriate    nu    mber and denomination
of Series Shares of each class to be received by each holder of Fund Shares of the corresponding class under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Fund shareholder with respect to Fund Shares.
 EXPENSES. The Fund and the Series shall each be responsible for all of their respective expenses of the Reorganization, estimated at
$   8,000     in the aggregate, provided that they do not exceed Class
A's expense cap of 0.90%, Class T's expense cap of 0.90%, Class B's expense cap of 1.65%, Class C's expense cap of 1.75%, and Institutional Class's expense cap of 0.75%. Expenses exceeding each class's expense cap, as applicable, will be paid by FMR.
 COMPARISON OF DECLARATIONS OF TRUST. Advisor II's Declaration of Trust differs from the trust's Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant differences between the Current Declaration of Trust and the New Declaration of Trust.
 SIGNIFICANT DIFFERENCES BETWEEN THE CURRENT DECLARATION OF TRUST AND THE NEW DECLARATION OF TRUST. Unlike the trust's Current Declaration of Trust, Advisor II's New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize
or terminate Advisor II    or any of its series    . The trust's
Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or the Fund.
 Before allowing a reorganization or termination to proceed without shareholder approval, Advisor II's Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of Advisor II's Trustees' increased authority under the New Declaration of Trust is also subject
to ap   plicable requirements of the 1940 Act and Massachusetts law.
In all cases, the New Declaration of Tru    st would require that
shareholders receive written notification of any transaction.
 Advisor II's New Declaration of Trust does NOT give    the
Trustees the authority to merge    a     fund with another operating
mutual fund or sell all of    a     fund's assets to another operating
mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.
 Advisor II's New Declaration of Trust also permits the Trustees, with
certain ex   ceptions    , to amend the New Declaration of Trust
without shareholder approval. Under Advisor II's New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or Advisor II's registration statement, and on any matter submitted to shareholders by the Trustees. The trust's Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Current Declaration of Trust. By allowing amendment of the New Declaration of Trust without shareholder approval, the New Declaration of Trust gives Advisor II's Trustees the necessary authority to react quickly to future contingencies.
   S    uch increased authority remains subordinate to the Trustees'
continuing fiduciary obligations to act with due care and in the shareholders' interest.
 OTHER DIFFERENCES BETWEEN THE CURRENT DECLARATION OF TRUST AND THE NEW DECLARATION OF TRUST. In addition to the significant differences above, Advisor II's New Declaration of Trust differs from the trust's Current Declaration of Trust in a number of important ways, including the following:
 1. The New Declaration of Trust allows FMR and Advisor II, on behalf of each of its funds, to amend the fund's Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or
interpreted by the SEC. In contrast, the    trust's     Current
Declaration of Trust explicitly requires the vote of a majority of the
outstanding voting securities of    the F    und to authorize all such
amendments.
 2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales
charges and other fees (for example,    short-term trading     fees)
may be imposed upon redemption of a fund's shares.
 3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust
clarifies that the Trustees        may employ as fund custodian   , in
addition to banks and trust companies,     companies that are members
of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.
 4. The New Declaration of Trust clarifies that no shareholder of
any of     Advisor II's series shall have a claim on the assets of
another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.
 5. The New Declaration of Trust eliminates various technical and/or
antiquated re   quire    ments, including requirements that a Trustee
vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS.    C    ertain
fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each    party to the
Reorganization     will receive an opinion from its counsel,
Kirkpatrick & Lockhart LLP, that the Reorganization should constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Series Shares and the assumption by Advisor II on behalf of the Series of the Fund's
liabilities   ,     or (2) the distribution of Series Shares to the
Fund's shareholders in exchange for their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to reorganize the Fund into a separate series of a Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of
Investment Restrictions" on page    9    ); authorization of the
trust, as sole shareholder of the Series or its classes, as appropriate, to approve (i) the New Management Contract and (ii) the New Plans. If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a series of the trust.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to the fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 4 beginning
on pag   e     .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR.
Those transactions that have occurred to date    i    nclude mortgages
and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H.
Costello, Eric D. Roiter,    Stanley N. Griffith    , Thomas Simpson,
Richard A. Silver, Leonard M. Rush, Fred L. Henning, Jr., Dwight D. Churchill, and Norman U. Lind are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Simpson, and Mr. Silver, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period December 1, 1997 through June 30, 1998, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 1.
 In addition to the management fee payable to FMR, the fund reimburses UMB Bank, n.a. (UMB) for its services as the fund's custodian, transfer agent, and service agent. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of the fund, has entered into a revised transfer agent agreement with UMB, pursuant to which UMB bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 UMB has entered into a sub-transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, under the terms of which FIIOC performs the processing activities associated with providing transfer agency, dividend disbursing and shareholder servicing functions for each
class. Under the sub-   agreement    , FIIOC bears the expense of
typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, except proxy statements. FIIOC also pays all out-of-pocket expenses associated with transfer agent services.
 UMB has also entered into a sub-service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under the terms of which FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each class of the fund and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
 Transfer agent fees, including reimbursement for out-of-pocket
expenses, paid to FIIOC        for the fiscal year ended November 30,
1997 were $1,254 for Class A, $99,245 for Class T, $14,216 for Class B, $5 for Class C, and $12,291 for Institutional Class.
 Pricing and bookkeeping fees, including reimbursement for
out-of-pocket expenses, paid to FSC        for fiscal 1997 amounted to
$61,883.
 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the class, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
   S    ales charge revenue paid to, and retained by, FDC for fiscal
1997 amounted to the following:
((PAID TO FDC))               ((RETAINED BY FDC))

((CLASS A))      ((CLASS T))  ((CLASS A))          ((CLASS T))

$ 5,724          $ 21,915     $ 1,250              $ 6,612

 FDC collected deferred sales charge revenue on Class B shares during fiscal 1997 of $19,218. When shares subject to a deferred sales charge are sold, FDC pays commissions from its own resources to dealers through which the sales are made.
   In addition, during the fiscal 1997, FDC received from the fund's classes fees pursuant to Distribution and Service Plans under Rule 12b-1 as follows:
                 12B-1 FEES
                 ((PAID TO FDC))

 CLASS A         $ 521

    CLASS T         $ 127,082

 CLASS B         $ 67,287

 CLASS C         $ 6

 Currently, the full amount of distribution fees paid by Class A and Class T under their respective Distribution and Service Plans is reallowed to investment professionals (including FDC) as compensation for their services in connection with the distribution of Class A or Class T shares, as applicable, and for providing support services to Class A or Class T shareholders, as applicable, based upon the level of services provided.
 Currently, the full amount of distribution fees paid by Class B under its Distribution and Service Plan is retained by FDC as compensation for its services and expenses in connection with the distribution of Class B shares, and the full amount of service fees paid by Class B under its Distribution and Service Plan is reallowed to investment professionals (including FDC) for providing personal service to and/or maintenance of Class B shareholder accounts.
 Currently, the full amount of distribution fees paid by Class C under its Distribution and Service Plan is reallowed to investment professionals (including FDC) after the first year of investment as compensation for their services in connection with the distribution of Class C shares. In addition, the full amount of service fees paid by Class C under its Distribution and Service Plan is reallowed to investment professionals (including FDC) after the first year of investment for providing personal service to and/or maintenance of Class C shareholder accounts.
 FMR is the fund's manager pursuant to a management contract dated July 1, 1995, which was approved by shareholders on June 14, 1995.
   Shareholder approval had been requested to modify the group fee portion of the management fee to provide for lower fee rates when FMR's assets exceed $120 billion and to change certain terms of the
contract relating to portfolio transactions.     The management
contract provides for lower fees when FMR's assets under management exceed certain levels and permits the fund to place portfolio transactions through broker-dealers affiliated with FMR and through broker-dealers who provide research.
 For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $543 billion of group net assets - the approximate level for November 1997 - was 0.1376%, which is the weighted average of the respective fee rates for each level of group net assets up to $543 billion.
 On January 1, 1996, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase.
((GROUP FEE RATE SCHEDULE))  ((EFFECTIVE ANNUAL FEE
                             RATES))

AVERAGE                 ANNUALIZED  GROUP       EFFECTIVE
GROUP                   ((RATE))    NET         ANNUAL
((ASSETS))                         ((ASSETS))  ((FEE RATE))

0     -    $3 BILLION  .3700%   $ 0.5 BILLION  .3700%

3     -    6           .3400    25             .2664

6     -     9          .3100    50             .2188

9     -    12          .2800    75             .1986

12    -    15          .2500    100            .1869

15    -    18          .2200    125            .1793

18    -    21          .2000    150            .1736

21    -    24          .1900    175            .1690

24    -    30          .1800    200            .1652

30    -    36          .1750    225            .1618

36    -    42          .1700    250            .1587

42    -    48          .1650    275            .1560

48    -    66          .1600    300            .1536

66    -    84          .1550    325            .1514

84    -    120         .1500    350            .1494

120   -    156         .1450    375            .1476

156   -    192         .1400    400            .1459

192   -    228         .1350    425            .1443

228   -    264         .1300    450            .1427

264   -    300         .1275    475            .1413

300   -    336         .1250    500            .1399

336   -    372         .1225    525            .1385

372   -    408         .1200    550            .1372

408   -    444         .1175

444   -    480         .1150

480   -    516         .1125

OVER       516         .1100

 The fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for November 1997, the fund's annual management fee rate would be calculated as follows:
((GROUP FEE RATE))       INDIVIDUAL FUND       ((MANAGEMENT FEE
                         ((FEE RATE))          RATE))

0.1376%             +    0.25%            =    0.3876%

 One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
 During fiscal 1997, FMR received $255,140 for its services as investment adviser to the fund. This fee was equivalent to 0.39% of the average net assets of the fund.
 FMR may, from time to time, agree to reimburse all or a portion of a class's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
 FMR    has     voluntarily agreed, subject to revision or
termination, to reimburse each class of the fund to the extent that its total operating expenses, as a percentage of its respective
average net assets exceed the following rates   :

((CLASS A))       ((CLASS T))       ((CLASS B))       ((CLASS C))       INSTITUTIONAL
                                                                        ((CLASS))

0.90%             0.90%             1.65%             1.75%             0.75%


PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 During fiscal 1997, the fund paid no brokerage commissions to affiliated brokers.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.
EXHIBIT 1
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES VI:
FIDELITY ADVISOR [LIMITED TERM TAX-EXEMPT]
((INTERMEDIATE MUNICIPAL INCOME)) FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [AGREEMENT AMENDED and RESTATED as of] ((AMENDMENT made)) this [1st day of July 1995] ((day of _____ 1998)), by and between Fidelity Advisor Series VI, a Massachusetts business trust which may issue one
or more series of shares of    beneficial interest (hereinafter called
the "Fund"), on behalf of Fidelity Advisor [Limited T    erm
Tax-Exempt] ((Intermediate Municipal Income)) Fund, (((its single existing series of shares of beneficial interest)) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.
  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
((AVERAGE NET ASSETS))  ((ANNUALIZED FEE RATE (FOR EACH
                        LEVEL)))

0         -    $ 3 BILLION  .3700%

3         -    6            .3400

6         -    9            .3100

9         -    12           .2800

12        -    15           .2500

15        -    18           .2200

18        -    21           .2000

21        -    24           .1900

24        -    30           .1800

30        -    36           .1750

36        -    42           .1700

42        -    48           .1650

48        -    66           .1600

66        -    84           .1550

84        -    120          .1500

120       -    156          .1450

156       -    192          .1400

192       -    228          .1350

228       -    264          .1300

264       -    300          .1275

300       -    336          .1250

336       -    372          .1225

[OVER          372]         [.1200]

((372))   -    ((408))      ((.1200))

((408))   -    ((444))      ((.1175))

((444))   -    ((480))      ((.1150))

((480))   -    ((516))      ((.1125))

((OVER))       ((516))      ((.1100))

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
 .25%.
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.
  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until June 30, [1996] ((1999)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY ADVISOR SERIES VI
on behalf of Fidelity Advisor [Limited Term Tax-exempt]
((Intermediate Municipal Income)) Fund
[SIGNATURE LINES OMITTED]
Fidelity Management & Research Company
[SIGNATURE LINES OMITTED]
EXHIBIT 2
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the ((__))th day of ((___)) 199((_))\, by and between Fidelity Advisor Series VI (Advisor VI), on behalf of Fidelity Advisor Intermediate Municipal Income Fund (the Fund), a separate series of Advisor VI, and Fidelity Advisor Series II (Advisor II), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise (a) the transfer of all of the assets of the Fund to a series of Advisor II (the Series) solely in exchange for Class A, T, B, and C and Institutional Class shares of beneficial interest of the Series (the Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Series Shares by the Fund to its shareholders (Fund Shareholder(s)) in complete liquidation and termination of the Fund, in exchange for the corresponding classes of all of the Fund's outstanding shares (Fund Shares). The Fund shall receive shares of the applicable classes of the Series equal to the number and class of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND
 Advisor VI, on behalf of the Fund, represents and warrants as follows:
 (a) The Fund is a series of Advisor VI, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is a series of Advisor VI, which is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in a violation of any provision of the Amended and Restated Declaration of Trust or the Bylaws of Advisor VI, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets that assert liability on the part of the Fund, except as previously disclosed in writing to Advisor II. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns that, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information) and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best knowledge of the Fund's management, there is no plan or intention by any of the Fund's shareholders to sell, exchange or otherwise dispose of any of the Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (n) Immediately following the consummation of the Reorganization, Advisor II will hold, on behalf of the Series, the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
 (o) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire shares of beneficial interest in the Fund;
 (p) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (q) Fund Shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (r) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (s) The Fund is a regulated investment company as defined in Section 851 of the Code;
 (t) The Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (u) Immediately after the Reorganization, the Fund will not hold any assets, conduct any business activities or have any beneficial owners;
 (v) There is no current plan or intention for Advisor VI to create a new series;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as shall have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act; and
 (x) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of May 31, 1997 and those incurred in the ordinary course of the Fund's business as an investment company since May 31, 1997.
2. REPRESENTATIONS AND WARRANTIES OF ADVISOR II
 Advisor II represents and warrants as follows:
 (a) Advisor II is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) Advisor II is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of Advisor II;
 (c) Advisor II is not in, and the execution, delivery and performance of this Agreement will not result in a violation of any provision of the Amended and Restated Declaration of Trust or Bylaws of Advisor II, or, to Advisor II's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which Advisor II is a party or by which Advisor II is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Advisor II is a party or is bound;
 (d) To Advisor II's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against Advisor II or any of its properties or assets that assert liability on the part of Advisor II, except as previously disclosed in writing to Advisor II. Advisor II knows of no facts that might form the basis for the institution of such proceedings;
 (e) Advisor II intends for the Series to be a regulated investment company under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Series Shares or any other securities issued by the Series (except for the one share of each class that may be issued to FMR); Series Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Advisor II, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of Advisor II enforceable against the Series in accordance with its terms;
 (h) As of the Closing Date, the Series Shares will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of Advisor II;
 (i) The fair market value of the Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares surrendered in exchange therefor;
 (j) Advisor II has no plan or intention on behalf of the Series to issue additional Series Shares following the Reorganization other than in the ordinary course of the business of the Series as the series of a registered open-end investment company;
 (k) Advisor II has no plan or intention to redeem or otherwise reacquire any of the Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of a registered open-end investment company;
 (l) Following the Reorganization, Advisor II, on behalf of the Series, will continue the Fund's historic business;
 (m) Advisor II has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) No consideration other than Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
 (o) At the time of the Reorganization, there will be no intercompany indebtedness existing between the Series and the Fund that was issued, acquired or that will be settled at a discount;
 (p) At the time of the Reorganization, the Series will be a regulated investment company as defined in Section 851 of the Code;
 (q) The information to be furnished by Advisor II with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (r) Advisor II, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date;
 (s) To Advisor II's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as shall have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act; and
 (t) Advisor II, on behalf of the Series, will use the Employer Identification Number that was used by the Fund.
3. REORGANIZATION
 (a) Subject to the requisite approval of the Fund Shareholders, if applicable, and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by Advisor II solely for the purpose of acquiring all of the assets of the Fund (which Series has not issued any Series Shares (except for one share of each class that may be issued to FMR) or commenced operations) as of the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Series Shares of the applicable classes equal to the value and number of full and fractional shares of the corresponding classes of the Fund outstanding at the time of the closing, as described in paragraph 6, as of the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in
Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof. The liabilities of the Fund to be assumed by the Series and allocated thereto, shall include (except as otherwise provided herein) all of the Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute,
accrued, contingent,    o    r otherwise, whether or not determinable
on the Closing Date, and whether or not specifically referred to in this Agreement.
 (c) Immediately upon delivery to the Fund of the Series Shares, the individual Trustees of Advisor VI or any officer duly authorized by
them, on Advisor VI's behalf as    the     then sole shareholder of
the Series, shall approve (i) a Management Contract between Advisor II, on behalf of the Series, and FMR, (ii) a Distribution and Service Plan under Rule 12b-1 under the 1940 Act between Advisor II, on behalf of each class of the Series, and Fidelity Distributors Corporation
(FDC)    (such Management Contracts and Distribution and Service Plans
being  substantively id    entical to the contracts and plans
currently in effect with respect to the Fund or class immediately prior to the Closing Date (as defined below), except as to the parties
to such contract and plans   ),     (iii) the independent accountants
who currently serve in that capacity for the Fund, and (iv) the adoption of the revised fundamental policy described in Proposal 2 of the Proxy Statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute to the Fund Shareholders the Series Shares of the applicable classes pro rata in proportion to their respective shares of beneficial interest of the corresponding classes of the Fund, such Fund Shareholders being shareholders of record as determined as of the Valuation Time on the Closing Date in accordance with the Advisor VI Amended and Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by
the    Serie    s' transfer agent opening accounts on the share
records of the Series in the names of such Fund Shareholders and transferring the Series Shares of the applicable classes thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Series Shares of the applicable classes due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated, and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Series Shares shall be paid by the person to whom such Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION
 (a) The valuation time shall be the close of business of the New York
Stock Exchange on the Closing Date    or such other time as may be
mutually agreed upon in writing by the parties hereto     (the
Valuation Time)   .
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value per share of each class computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of
   Additi    onal Information.
 (c) The number, value, class, and denomination of full and fractional Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, class, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by Fidelity Service Company, Inc. (FSC), a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES
 (a) Advisor II and the Fund each represents that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) The Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by the agreement, provided that they do not exceed each class's
   existing     expense cap. Expenses exceeding each class's expense
cap, as applicable, will be paid by FMR, but not including costs incurred in connection with the purchase or sale of portfolio securities.
6. CLOSING DATE
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Series Shares, as described above, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of Advisor VI and Advisor II, 82 Devonshire Street, Boston, Massachusetts, on February 26, 1999, or at such other place or date as the parties may agree in writing (the Closing Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified UMB Bank, as custodian for the Fund, of the Fund's reorganization to a series of Advisor II.
 (d) UMB Bank, as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Series Shares. Advisor II shall issue and deliver a confirmation to the Fund evidencing the Series Shares to be credited as of the Closing Date or provide evidence satisfactory to the Fund that such Series Shares have been credited to the Fund's account on the books of Advisor II. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
 (a) If required to do so pursuant to the terms of Advisor VI's Amended and Restated Declaration of Trust or otherwise by applicable law, the Fund agrees to call a meeting of its shareholders (the Shareholders' Meeting) to consider and act upon this Agreement. The Fund shall take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Series Shares, the Fund shall be liquidated and terminated as a series of Advisor VI pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF ADVISOR II
 The obligations of Advisor II hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to Advisor II a statement, dated as of the Closing Date, signed by an officer of Advisor VI, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes Advisor II with copies of the resolutions, certified by an officer of Advisor VI, evidencing the adoption of this Agreement and, if applicable, the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to Advisor II at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to Advisor II a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time (i) the assets held by the custodian will be transferred to the Series; (ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to Advisor II at the Closing a certificate setting forth the number of shares of each class of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (f) If applicable, that the Fund calls a Shareh   olders'     Meeting
to consider and act upon this Agreement and that the Fund takes all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to Advisor II a certificate of an officer of Advisor VI, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since May 31, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by Advisor II or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of Advisor II are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That Advisor II shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of Advisor II,
dated as of the Closing Date pursuant to which    Advisor II    , on
behalf of the Series, will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Advisor II furnishes to the Fund a statement, dated as of
the Closing Date, signed by an officer of    Advisor II    ,
certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and Advisor II has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and Advisor II, to the effect that the Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND ADVISOR II
 The obligations of the Fund and Advisor II hereunder shall be subject to the following conditions:
 (a) If applicable, that this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Advisor II or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Advisor II or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That Advisor II shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the Closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That Advisor II and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Advisor II and the Fund that for federal income tax purposes:
  (i) The Reorganization should constitute a reorganization under
Section 368(a)(1)(F) of the Code, and the Fund and the Series each should be a party to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the applicable classes of the Series Shares and the assumption of the Fund's liabilities followed by the distribution of those the Series Shares to the shareholders of the corresponding classes of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the the Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization;
  (ix) The Reorganization will not result in termination of the Fund's taxable year and the Fund's tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Series as if there had been no conversion.
 Notwithstanding anything herein to the contrary, neither the Fund nor Advisor II may waive the conditions set forth in this subsection 10(f).
11.    COVENANTS OF THE FUND
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist Advisor II in obtaining such information as Advisor II reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER
 (a) The parties hereto may terminate this Agreement by mutual consent. In addition, either party may, at its option, terminate this Agreement at or prior to the Closing Date because
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of Advisor II or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the appropriate officers of Advisor VI, Advisor II, the Fund, or the Series; provided, however, that following the shareholders' meeting, if any, called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either party may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of Fund Shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14.    LIMITATION OF LIABILITY
 Copies of the Declarations of Trust of Advisor II and Advisor VI, as restated and amended, are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of Advisor II and Advisor VI as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of Advisor VI's or Advisor II's Trustees, officers, or shareholders individually, but are binding only upon the assets and property of such Fund or Series. The Fund and Advisor II each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the trustees of such Fund or Series.
15. ASSIGNMENT
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
FIDELITY ADVISOR SERIES VI,
on behalf of Fidelity Advisor Intermediate Municipal Income Fund [signature lines omitted]
FIDELITY ADV   ISOR SERIES II
[signature lines omitted]
   FMR     Hereby Agrees To Assume The Expenses Provided For In
Accordance With Paragraph 5(b   )     Of This Agreement.
FIDELITY MANAGEMENT & RESEARCH COMPANY
[signature lines omitted]
EXHIBIT 3
Amended and Restated Declaration of Trust of Fidelity Advisor Series
II    (Advisor II)    , dated May 13, 1998, marked to show differences
from the Amended and Restated Declaration of Trust of Fidelity Advisor Series VI, dated September 14, 1995.
((UNDERLINED))    TEXT INDICATES LANGUAGE IN ADVISOR II'S DECLARATION
OF TRUST THAT DOES NOT APPEAR IN ADVISOR VI'S DECLARATION OF
TRUST.
   [BRACKETED] TEXT INDICATES LANGUAGE IN ADVISOR VI'S DECLARATION OF TRUST THAT HAS BEEN DELETED FROM OR DOES NOT EXIST IN ADVISOR II'S DECLARATION OF TRUST.
AMENDED AND RESTATED DECLARATION OF TRUST
[DATED SEPTEMBER 14, 1995]
((DATED MAY 13, 1998))
 AMENDED AND RESTATED DECLARATION OF TRUST, made [September 14, 1995] ((May 13, 1998)) by each of the Trustees whose signature is affixed hereto (the "Trustees").
 WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration ((of Trust)) to incorporate amendments duly adopted; and
 WHEREAS, this Trust was initially made on [June 1, 1983] ((April 23,
1986)) by Edward C. Johnson 3d, [Caleb Loring, Jr.,] ((Samuel W. Bodman,)) and Frank Nesvet in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;
 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in [Trust]((trust)) under this Amended and Restated Declaration of Trust as herein set forth below.
ARTICLE I
NAME AND DEFINITIONS
NAME
 Section 1. This Trust shall be known as "Fidelity Advisor Series
[VI".]((II."))
DEFINITIONS
 Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:
 (a) The [Terms]((terms)) "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, [as amended from time to time;] ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;))
 [(b) The "Trust" refers to Fidelity Advisor Series VI and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;]
 (((b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;
 (c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;
 (d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time;))
 [(c)](((e))) "Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;
 ([d)](((f)  ))"Shareholder" means a record owner of Shares of the
Trust;
 [(e) The "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees;]
 [(f)](((g))) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of ((the Trust
or)) each Series shall be divided from time to time, ((including such Class or Classes of Shares as the Trustees may from time to time create and establish)) and [includes]((including)) fractions of ((Shares))[shares] as well as whole [shares]((Shares as)) consistent with the requirements of Federal and/or [other] ((state)) securities laws; [and]
 [(g) The "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.]
 (h) "Series" refers to ((any)) series of Shares of the Trust established in accordance with the provisions of Article III;
 (((i) "Trust" refers to Fidelity Advisor Series II and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;
 (j) "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and
 (k) "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.))
ARTICLE II
PURPOSE OF TRUST
 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.
ARTICLE III
BENEFICIAL INTEREST
SHARES OF BENEFICIAL INTEREST
 Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series ((or Classes of Series)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized)) Shares ((of each Series, and Class thereof,)) is unlimited. [and each] ((Each)) Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion((,)) and without obtaining any prior authorization or vote of the ((Shareholders or any Series or Class
of)) Shareholders of the Trust (((a))) to create and establish (and to change in any manner) Shares ((or any Series or Classes thereof)) with such preferences, voting powers, rights((,)) and privileges as the Trustees may((,)) from time to time((,)) determine((; (b))) to divide or combine the [shares]((Shares or any Series or Classes thereof)) into ((a greater or lesser number; (c) to classify or reclassify any issued Shares into)) one or more Series ((or Classes)) of Shares; (((d))) to abolish any one or more Series ((or Classes)) of Shares; and (((e))) to take such other action with respect to the Shares as the Trustees may deem desirable.
ESTABLISHMENT OF SERIES AND CLASSES
 Section 2. The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((or Class)). At any time that there are no Shares outstanding of any particular Series ((or Class)) previously established and designated, the Trustees may by a majority vote abolish [that] ((such)) Series ((or Class)) and the establishment and designation thereof.
OWNERSHIP OF SHARES
 Section 3. The ownership of Shares shall be recorded in the books of the Trust ((or a transfer or similar agent)). The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of ((the Trust as kept by)) the Trust ((or by any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder. INVESTMENT IN THE TRUST
 Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,)) from time to time((,)) authorize. Such investments may be in the form of cash [or]((, securities, or other property)) in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion [,](a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof,)) and (b) issue fractional Shares.
ASSETS AND LIABILITIES OF SERIES ((AND CLASSES))
 Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class,)) shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes[,] and shall be referred to as assets belonging to that Series ((or Class)). The assets belonging to a particular Series shall be so recorded upon the books of the Trust ((or of its agent or agents))[,] and shall be held by the Trustees in [Trust]((trust)) for the benefit of the holders of Shares of that Series.
 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges [or]((, and)) reserves ((attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves)) of the Trust [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class)) shall be allocated and charged by the Trustees between or among any one or more of the Series ((or Classes)) in such manner as the Trustees((,)) in their sole discretion((,)) deem fair and equitable[, and shall be referred to as] "liabilities belonging to" that Series ((or Class)). Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))
NO PREEMPTIVE RIGHTS
 Section 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.
((STATUS OF SHARES AND ))LIMITATION OF PERSONAL LIABILITY
 ((Section 7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((or to a Series)) shall include a recitation limiting the obligation represented thereby to the Trust ((or to one or more Series)) and its ((or their)) assets (but the omission of such a recitation shall not operate to bind any Shareholder ((or Trustee))).
ARTICLE IV
THE TRUSTEES
MANAGEMENT OF THE TRUST
 Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.
[ELECTION: INITIAL TRUSTEES]
((INITIAL TRUSTEES; ELECTION))
 ((Section 2. The initial Trustees shall be at least three individuals who shall affix their signatures hereto.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward C. Johnson 3d, Caleb Loring, Jr. and Frank Nesvet and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV].
TERM OF OFFICE OF TRUSTEES
 Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter ((provided))[;] except
(a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein;
(b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3))) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [Special Meeting]((special meeting)) of the Trust by a vote of two-thirds (((2/3))) of the outstanding Shares.
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, ((or)) removal[, incapacity, or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number[,] ((of the Trustees,)) or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the [Investment Company Act of 1940. ] ((1940 Act.)) Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation((,)) or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation((,)) or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [trust]((Trust,)) the [trust]((Trust)) estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed [as] ((a)) Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of Section 16(a) of the 1940 Act ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.))
TEMPORARY ABSENCE OF TRUSTEE((S))
 Section 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6))) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.
NUMBER OF TRUSTEES
 Section 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.
 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee [is absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or] is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity[,] shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].
EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE
 Section 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.
OWNERSHIP OF ASSETS OF THE TRUST
 Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.
ARTICLE V
POWERS OF THE TRUSTEES
POWERS
 Section 1. The Trustees((,)) in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act,)) [The]((the)) Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] ((that)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] ((this)) Declaration of Trust or by the Bylaws of the Trust, ((if any,)) the Trustees shall have power and authority:
 (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without((,)) in any event((,))being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.
 (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.
 (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.
 (d) To employ [a bank] ((one or more banks,)) [or] trust [company] ((companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) as [custodian]((custodians)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.
 (e) To retain a transfer agent and Shareholder servicing agent, or both.
 (f) To provide for the distribution of interests of the Trust either through a [principal underwriter]((Principal Underwriter)) in the manner hereinafter provided for or by the Trust itself, or both.
 (g) To set record dates in the manner hereinafter provided for.
 (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent,]((investment adviser, manager,)) custodian, [or] underwriter, ((or other agent or independent contractor.))
 (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4 [(b)] hereof.
 (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.
 (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.
 (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees[, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies].
 (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III ((and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.))
 (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series ((or Classes, as appropriate)), provided that any liabilities or expenses incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in Article III.
 (o) To consent to or participate in any plan for the reorganization, consolidation((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.
 (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.
 (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.
 (r) To borrow money and to pledge, mortgage or hypothecate the assets of the Trust((,)) subject to applicable requirements of the 1940 Act[; provided that with respect to the Short-Term Series, the Trustees shall have power and authority to borrow money from a bank for temporary or emergency purposes and not for investment purposes and the Trustees shall not pledge, mortgage or hypothecate the assets of the Trust except that, to secure borrowings, the Trustees may pledge securities].
 (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.
 (((t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.
 (u) To interpret the investment policies, practices or limitations of any Series.
 (v) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))
 [(t)](( (w))) Notwithstanding any other provision hereof, to invest all of the assets of any [series]((Series)) in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.
 ((The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.
 The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))
 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.
TRUSTEES AND OFFICERS AS SHAREHOLDERS
 Section 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws((, if any)).
ACTION BY THE TRUSTEES
 Section 3. [The] ((Except as otherwise provided herein or in the 1940 Act, the)) Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of] ((at which)) the Trustees ((are present in person)). At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date((,)) and place of all meetings ((of the Trustees shall be given by the party calling the meeting)) to each Trustee by telephone((, telefax,)) [or] telegram, ((or other electro-mechanical means)) sent to his home or business address at least twenty-four (((24))) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72))) hours in advance of the meeting. Notice need not be given to any Trustee[s] who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))
CHAIRMAN OF THE TRUSTEES
 Section 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.
ARTICLE VI
EXPENSES OF THE TRUST
TRUSTEE REIMBURSEMENT
 Section 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust; interest expense, taxes, fees and commissions of every kind; expenses of pricing Trust portfolio securities; expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, ((expenses of registering and qualifying the Trust and its Shares under Federal and state laws and regulations; charges of custodians, transfer agents, and registrars;)) expenses of preparing and setting up in type [Prospectuses]((prospectuses)) and [Statements]((statements)) of [Additional Information]((additional Information)); expenses of printing and distributing prospectuses sent to existing Shareholders; auditing and legal expenses; reports to Shareholders; expenses of meetings of Shareholders and proxy solicitations [therefor] ((therefore)); insurance expense; association membership dues; and for such non-recurring items as may arise, including litigation to which the Trust is a party; and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses((,)) and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.
ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER,
AND TRANSFER AGENT
INVESTMENT ADVISER
 Section 1. Subject to a Majority Shareholder Vote, the Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,)) and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.
 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.
PRINCIPAL UNDERWRITER
 Section 2. The Trustees may in their discretion from time to time enter into [(a)] (((an) exclusive or non-exclusive)) contract(s) ((on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Article VII[,] or of the Bylaws, if any[, and such]((. Such)) contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.
TRANSFER AGENT
 Section 3. The Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into [a] ((one or more)) transfer agency and Shareholder service [contract] ((contracts)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The]((Such)) [contract] ((contracts)) shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the [bylaws]((Bylaws)), if any. Such services may be provided by one or more entities.
PARTIES TO CONTRACT
 Section 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.
PROVISIONS AND AMENDMENTS
 Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)) ([including any amendments thereof] or other applicable Act of Congress hereafter enacted) with respect to its continuance in effect, ((its amendment,)) its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to Section 1 shall be effective unless assented to by a Majority Shareholder Vote].
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote [(i)](((a))) for the election of Trustees as provided in Article IV, Section 2[,
(ii)]((; (b))) for the removal of Trustees as provided in Article IV,
Section 3(d)[, (iii)]((; (c))) with respect to any investment advisory or management contract as provided in Article VII, [Section]((Sections 1 and 5; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e)))[(iv)] with respect to the amendment of this Declaration of Trust as provided in
Article XII, Section 7, [(v)](((f))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust, and
   [    (vi)   ]    (((g))) with respect to such additional matters
relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission [(the "Commissions")] or any [State]((state)), as the Trustees may consider desirable.
 On any matter submitted to a vote of the Shareholders, all [shares]((Shares)) shall be voted by individual Series, ((except as provided in the following sentence and)) except [(i)](((a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)](((b))) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes.)) A Shareholder of each Series ((or Class thereof)) shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series ((or Class thereof))[,] on any [mater] ((matter)) on which such Shareholder is entitled to vote((,)) and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust((, if any,)) to be taken by Shareholders.
MEETINGS
 Section 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10))) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the [qualification]((qualifications)) set forth in Section 16(c) of the 1940 Act, as ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission,)) [same may be amended from time to time,] seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen [day's ](((15) days)) notice of any meeting.
QUORUM AND REQUIRED VOTE
 Section 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a Series ((or Class)) then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((or Class)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or)) by any provision of this Declaration of Trust or the Bylaws, ((if any,)) a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series ((or Class)), then a majority of the Shares of that Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class)) is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))
ARTICLE IX
CUSTODIAN
APPOINTMENT AND DUTIES
 Section 1. The Trustees shall at all times employ a bank((, a company that is a member of a national securities exchange,)) or trust company, ((or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital, surplus and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations or other requirements, if any, as may be contained in the Bylaws of the Trust((, if any)):
 (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if [confirmed] in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;
 (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the [Trustee] ((Trustees)) may direct; and
 (3) to disburse such funds upon orders or vouchers;
and the Trust may also employ such custodian as its agent:
 (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and
 (2) to compute, if authorized to do so[by the Trustees] , the Net Asset Value of any Series ((or Class thereof)) in accordance with the provisions hereof;
all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. [If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]
 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank((, a company that is a member of a national securities exchange,)) [or] trust company((, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) [organized under the laws of the United States or one of the states thereof and] having capital, surplus and undivided profits of at least two million dollars ($2,000,000) or such other [person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act as from time to time amended] ((amount as shall be allowed by the Commission or by the 1940 Act.))
CENTRAL [CERTIFICATE] DEPOSITORY SYSTEM
 Section 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act [as from time to time amended], pursuant to which system all securities of any particular
class     o   r     series        of any issuer deposited within the
system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((or its custodian, subcustodians, or other authorized agents)).
ARTICLE X
DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION
OF NET ASSET VALUE
[DISTRIBUTIONS AND REDEMPTIONS]
DISTRIBUTIONS
Section 1.
 (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.
 (b) The Trustees shall have power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series((, or Classes thereof,)) at the election of each Shareholder of that Series.
 ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))
 (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a stock dividend)) pro rata among the Shareholders of a particular Series((, or Class thereof,)) as of the record date of that Series ((or Class)) fixed as provided in ((Article XII,)) Section 3 [hereof a "stock dividend"]. REDEMPTIONS
 Section 2. In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the [principal underwriter] ((Principal Underwriter)) of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in
Section 3 hereof). The Series shall make payment for any such [Share] ((Shares)) to be redeemed, as aforesaid, in cash ((or property)) from the assets of that Series((,)) and payment for such Shares ((less any applicable deferred sales charges and/or fees)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.
DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS
 Section 3. The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that Series ((or Class)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [Order] ((order)) of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time((,)) the Trustees may cause the value per Share last determined to be determined again in ((a)) similar manner and may fix the time when such redetermined value shall become effective. SUSPENSION OF THE RIGHT OF REDEMPTION
 Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify((,)) but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))
ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION
 Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.
INDEMNIFICATION OF COVERED PERSONS
 Section 2.
 (a) Subject to the exceptions and limitations contained in Section
(b) below:
  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;
  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
 (b) No indemnification shall be provided hereunder to a Covered
Person:
  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office((,))
   (A) by the court or other body approving the settlement;
   (B) by at least a majority of those Trustees who are neither [interested persons] ((Interested Persons)) of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
   (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);
provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.
 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.
 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [paragraph]((Paragraph)) (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either ([a)] (((i))) such Covered Person shall have provided appropriate security for such undertaking[, (b)] ((; (ii))) the Trust is insured against losses arising out of any such advance payments((;)) or [(c)] (((iii))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.
INDEMNIFICATION OF SHAREHOLDERS
 Section 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((,)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by ((the Shareholder, assume the defense of any claim made against)) the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.
ARTICLE XII
MISCELLANEOUS
TRUST NOT A PARTNERSHIP((, ETC.))
 Section 1. It is hereby expressly declared that a trust ((is created hereby)) and not a partnership [is created hereby]((, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust.)) No Trustee hereunder shall have any power to ((personally)) bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract((,)) or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present((,)) or future, shall be personally liable [therefor.] ((therefore.)) Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.
   [TRUSTEE'S]     ((   TRUSTEES' ))GOOD FAITH ACTION, EXPERT ADVICE,
NO BOND OR SURETY
 Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.
ESTABLISHMENT OF RECORD DATES
 Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any [dividend,] ((dividends,)) or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.
((DURATION; ))TERMINATION OF TRUST((, A SERIES OR A CLASS; MERGERS,
ETC.))
 [Section 4.
 (a) This Trust shall continue without limitation of time but subject to the provisions of sub-section (b) of this Section 4.]
 ((Section 4.1. Duration. The Trust shall continue without limitation of time, but subject to the provisions of this Article XII.))
 [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]
 ((Section 4.2. Termination of the Trust, a Series or a Class. (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,))
 [(i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]
  (((i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;))
  [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]
  (((ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below;))
 [Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding].
  (((iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights.))
 [(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]
 (((b) After termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, as appropriate, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.
 Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in
Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.
 Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series thereof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.))
FILING OF COPIES, REFERENCES, AND HEADINGS
 Section 5. The original or a copy of this instrument and of each [declaration] ((Declaration)) of [trust] ((Trust)) supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [declaration] ((Declaration)) of [trust] ((Trust)) shall be filed by the Trustees with the Secretary of [the] ((The)) Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [declarations] ((Declarations)) of [trust] ((Trust)) have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental
   [    declaration] ((Declaration)) of [trust. ] ((Trust.)) In this instrument or in any such supplemental [declaration] ((Declaration)) of [trust,] ((Trust,)) references to this ((instrument))[,] and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [declaration] ((Declaration)) of [trust.] ((Trust.)) Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.
APPLICABLE LAW
 Section 6. The [trust] ((Trust)) set forth in this instrument is made in [the] ((The)) Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust((, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.))
AMENDMENTS
 [Section 7. If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII].
 ((Section 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII;
(b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this
Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.))
FISCAL YEAR
 Section 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, ((if any,)) provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.
USE OF THE WORD "FIDELITY"
 Section 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof)) as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity." FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations((,)) or businesses [which] ((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.
PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.
 ((Section 10.(a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.
 (b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))
 IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument [this 14th] ((this)) day [of September, 1995].((of , 1998.))
[signature lines omitted]
EXHIBIT 4
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS

INVESTMENT                             FISCAL            AVERAGE            RATIO OF NET
((OBJECTIVE AND FUND))                 ((YEAR END (A)))  NET ASSETS         ADVISORY FEES
                                                         (((MILLIONS)(B)))  TO AVERAGE
                                                                            NET ASSETS
                                                                            PAID
                                                                            ((TO FMR (C)))

MUNICIPAL INCOME

SPARTAN ARIZONA MUNICIPAL INCOME        8/31/97          $ 22.0                              0.55%

SPARTAN MARYLAND MUNICIPAL INCOME       8/31/97           44.2                               0.55

SPARTAN SHORT-INTERMEDIATE MUNICIPAL    8/31/97           736.9                              0.55
INCOME

ADVISOR MUNICIPAL INCOME (#)

 CLASS A                                10/31/97          1.9                                0.39

 CLASS B                                10/31/97          39.9                               0.39

 CLASS T                                10/31/97          424.8                              0.39

 CLASS C ((DAGGER))                     10/31/98**        0.7                                0.39

 INSTITUTIONAL CLASS                    10/31/97          1.1                                0.39

ADVISOR INTERMEDIATE MUNICIPAL
INCOME (#)

 CLASS A                                11/30/97          0.4                                0.39

 CLASS B                                11/30/97          7.5                                0.39

 CLASS T                                11/30/97          50.8                               0.39

 CLASS C                                11/30/97          0.0                                0.39

 INSTITUTIONAL CLASS                    11/30/97          6.8                                0.39

SPARTAN CONNECTICUT MUNICIPAL           11/30/97          332.2                              0.55
INCOME

SPARTAN FLORIDA MUNICIPAL INCOME        11/30/97          393.4                              0.55

SPARTAN MUNICIPAL INCOME                11/30/97          1,829.4                            0.39

SPARTAN NEW JERSEY MUNICIPAL            11/30/97          354.3                              0.55
INCOME

ADVISOR MUNICIPAL BOND (#)

 CLASS A                                12/31/97          0.1                                0.39

 CLASS B                                12/31/97          1.2                                0.39

 CLASS T                                12/31/97          4.6                                0.39

 INITIAL CLASS                          12/31/97          929.2                              0.39

 INSTITUTIONAL CLASS                    12/31/97          1.2                                0.39

SPARTAN AGGRESSIVE MUNICIPAL            12/31/97          885.9                              0.38*
INCOME

SPARTAN INSURED MUNICIPAL INCOME        12/31/97          320.5                              0.36*

SPARTAN INTERMEDIATE MUNICIPAL          12/31/97          890.1                              0.38
INCOME

SPARTAN MICHIGAN MUNICIPAL INCOME       12/31/97          446.9                              0.37*

SPARTAN MINNESOTA MUNICIPAL             12/31/97          291.0                              0.37*
INCOME

SPARTAN OHIO MUNICIPAL INCOME           12/31/97         $ 378.9                             0.37%*

SPARTAN PENNSYLVANIA MUNICIPAL          12/31/97          262.7                              0.55
INCOME

SPARTAN MASSACHUSETTS MUNICIPAL         1/31/98           1,151.8                            0.39
INCOME

SPARTAN NEW YORK MUNICIPAL INCOME       1/31/98           445.9                              0.37*

SPARTAN CALIFORNIA MUNICIPAL INCOME     2/28/98           867.6                              0.38*


(a) All fund data are as of the fiscal year end noted in the chart or
as of    May 31, 1998    , if fiscal year end figures are not
available.
   (    b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
   (    c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
Funds so affected are indicated by an (*).    For multiple class
funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by (#).
   (    (dagger)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.
   *    * Less than a complete fiscal year

   AIM-PXS-0898 CUSIP#315917807/FUND#262
705370 CUSIP#315917609/FUND#689
 CUSIP#315917872/FUND#525
 CUSIP#315917401/FUND#289
 CUSIP#315917302/FUND#089
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY ADVISOR SERIES VI:  FIDELITY ADVISOR INTERMEDIATE MUNICIPAL
INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VI: Fidelity Advisor Intermediate Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on October 7, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                           , 1998


      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315917807/fund# 262
    cusip # 315917609/fund# 689
    cusip # 315917872/fund# 525
    cusip # 315917401/fund# 289
    cusip # 315917302/fund# 089

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED ((FOR)) THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE ((FOR)) EACH OF THE FOLLOWING:

PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
     FUND.

2.   TO AMEND    THE FUND'S     FUNDAMENTAL INVESTMENT             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     LIMITATION CONCERNING DIVERSIFICATION   .

3.   TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     REORGANIZATION OF THE FUND    FROM A SEPARATE SERIES OF
        ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER    .




AIM-PXC-0898    cusip # 315917807/fund# 262
    cusip # 315917609/fund# 689
    cusip # 315917872/fund# 525
    cusip # 315917401/fund# 289
    cusip # 315917302/fund# 089
(PHOTO_OF_EDWARD_C_JOHNSON_3D)PROXY MATERIALS
I M P O R T A N T
Dear Fidelity Advisor Intermediate Municipal Income Fund Shareholder:
On October 7, 1998, there will be a Special Meeting of Shareholders of Fidelity Advisor Intermediate Municipal Income Fund (Class A, Class B, Class T, Class C and Institutional Class).
The matters to be discussed are important and directly affect your investment. You are entitled to one vote for each dollar of net asset value you own of the fund on the record date (August 10, 1998). YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the fund.
The enclosed Proxy Statement details the proposals under consideration. A list of the proposals can be found on the first page of the Proxy Statement. In addition, we have attached a Q&A to assist you in understanding the proposals. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card. It is important that you sign your proxy card exactly as your name appears in the account registration. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of the additional mailings.
These proposals have been carefully considered by the fund's Board of Trustees, which is responsible for protecting your interests as a shareholder. THE BOARD OF TRUSTEES BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about any of the proposals, please do not hesitate to contact Fidelity Advisor Client Services at 1-800-522-7297.
Remember, this is your opportunity to voice your opinion on matters affecting your fund. YOUR PARTICIPATION IS EXTREMELY IMPORTANT NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
Thank you. We appreciate your prompt attention.
Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer
PLEASE READ THE FULL TEXT OF THIS PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS PLEASE CALL FIDELITY ADVISOR CLIENT SERVICES AT 1-800-522-7297. WE APPRECIATE YOU PLACING YOUR TRUST IN THE FIDELITY ADVISOR FUNDS AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.
IMPORTANT INFORMATION TO HELP YOU
UNDERSTAND AND VOTE ON THE PROPOSALS
WHY IS FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND PROPOSING TO ADOPT AN AMENDED MANAGEMENT CONTRACT?
The amended contract modifies the management fee that FMR receives by providing for lower fees when FMR's assets under management exceed certain levels (the Group Fee Rate). The amended contract will result in a management fee that is the same as, or lower than, the fee payable under the present management contract. The Board of Trustees believes that the existing management fee structure is fair and reasonable and that the proposed modifications to the management fee are in the best interest of the fund's shareholders.
WITH RESPECT TO THE PROPOSAL REGARDING FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION, WILL THIS AMENDMENT AFFECT THE FUND'S INVESTMENT OBJECTIVE?
No. The Board of Trustees believes that this proposal is in the best interest of Fidelity Advisor Intermediate Municipal Income Fund's shareholders and will not affect the fund's investment philosophy.
WHY IS FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND PROPOSING REORGANIZING FROM ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER?
The fund is presently organized as a series of Fidelity Advisor Series VI, a Massachusetts business trust. The proposal provides for the reorganization of the fund to Fidelity Advisor Series II, a Massachusetts business trust. The proposed change will consolidate and streamline production of certain financial reports and legal documents and will have no material effect on shareholders or management of the fund.
WHAT ARE THE SIGNIFICANT DIFFERENCES BETWEEN THE FUND'S CURRENT DECLARATION OF TRUST AND THAT OF ADVISOR SERIES II?
Advisor II's Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. Unlike the fund's current Declaration of Trust, Advisor II's Declaration of Trust enables the Trustees to reorganize or terminate Advisor II or any of its series, subject to applicable Federal and state law. Advisor II's Declaration of Trust does not, however, give the Trustees authority to merge a fund with another mutual fund without shareholder approval. Under Advisor II's Declaration of Trust the Trustees may also, with certain exceptions, amend the Declaration of Trust without shareholder approval; a shareholder vote is generally still required, however, on any amendments altering shareholders' right to vote or affecting the Declaration of Trust's amendment provisions. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions. Before utilizing any new flexibility that Advisor II's Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. Advisor II's Declaration of Trust differs from amends the current Declaration of Trust in a number of significant ways. Please review the Proxy Statement for specific details.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Advisor Client Services at 1-800-522-7297.

(registered trademark)
AIM1-pxl-0898